UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 04, 2004

O2Diesel Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	000-32217	91-2023525
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

100 Commerce Drive, Suite 301, Newark, Delaware 19713
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(302) 266-6000

Former Address, if Changed Since Last Report
(200 Executive Drive, Newark, Delaware 19702)

Item 4. Changes in Registrant’s Certifying Accountant.

By unanimous written consent effective February 4, 2004, the Board of Directors of O2Diesel Corporation (the “Company”) approved the engagement of Ernst & Young LLP, as its independent auditors for the fiscal year ending December 31, 2003, to replace the firm of Manning Elliott, who were dismissed as auditors of the Company effective July 15, 2003.

The reports of Manning Elliott on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2002 and December 31, 2001, and in the subsequent interim period, there were no disagreements with Manning Elliott on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Manning Elliott would have caused Manning Elliott to make reference to the matter in their report.

The Company has requested Manning Elliott to furnish it a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the above statements. A copy of that letter, dated January 23, 2004, is filed as Exhibit 16.1 to this Form 8-K.

On July 15, 2003, the Company declared its offer to acquire AAE Technologies International Plc, an Irish corporation (“AAE”), unconditional in all respects. The offer was made in accordance with Irish law and pursuant to an exemption from the U.S. tender offer rules provided by Rule 14d-1(c) under the Securities Exchange Act of 1934, as amended, and pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Rule 802 thereunder.

Under the terms of the offer, the Company agreed to issue 18,000,000 shares of its common stock to the shareholders of AAE in exchange for all of the issued and outstanding equity capital of AAE. The offer and related transactions were reported in the Company’s Form 8-K filed on July 30, 2003, which is incorporated by reference in this Form 8-K.

The acquisition of AAE has been accounted for as a capital transaction followed by a recapitalization. AAE is considered to be the accounting acquiror. Accordingly, the financial statements of AAE are now treated as the base financial statements of the Company for the current and prior periods.

The prior accountants of AAE were Cremin McCarthy & Company, an Irish firm of Chartered Accountants (“Cremin McCarthy”). Cremin McCarthy were dismissed as auditors of AAE effective December 31, 2003.

The reports of Cremin McCarthy on AAE’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of AAE’s financial statements for each of the two fiscal years ended December 31, 2002 and September 30, 2001, and the three month period ended December 31, 2001, and in the subsequent interim period, there were no disagreements with Cremin McCarthy on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Cremin McCarthy would have caused Cremin McCarthy to make reference to the matter in their report.

The Company has requested Cremin McCarthy to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 2, 2004 is filed as Exhibit 16.2 to this Form 8-K.

Item 7. Exhibits

16.1	Letter from Manning Elliott to the Securities and Exchange Commission
dated January 23, 2004.
16.2	Letter from Cremin McCarthy & Company to the Securities and Exchange
Commission dated February 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O2DIESEL CORPORATION

Dated: February 6, 2004	By:	/s/ ALAN RAE

Name: ALAN RAE
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

16.1	Letter from Manning Elliott to the Securities and Exchange Commission dated January 23, 2004.
16.2	Letter from Cremin McCarthy & Company to the Securities and Exchange Commission dated
February 2, 2004.